UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           March 28, 2007

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION

FORM 8-K

INDEX

Item	Description

Item 1.01	Entry Into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Item 1.01 Entry Into a Material Definitive Agreement

Amendment to Credit Agreement and Waiver

On March 28, 2007, InFocus Corporation (“InFocus”) entered into the Eighth Amendment to Credit Agreement (the “Amendment”) to its credit agreement with Wells Fargo Foothill, Inc. dated October 25, 2004 (the “Agreement”).

The Amendment extended the maturity date of the Agreement to August 31, 2007 and re-set certain future financial covenants.  There were no borrowings outstanding under this agreement as of the date of the Amendment.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

10.1               Eighth Amendment to Credit Agreement dated March 28, 2007 between InFocus Corporation and Wells Fargo Foothill, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2007	INFOCUS CORPORATION

	By:	/s/ C. Kyle Ranson
C. Kyle Ranson
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)